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                                                                   Exhibit 10.3


                        TESSCO TECHNOLOGIES INCORPORATED
                          1994 STOCK AND INCENTIVE PLAN

                                 AMENDMENT NO. 4

                            (Approved July 20, 2000)

Notwithstanding any other provision of the Plan as heretofore amended, the aggregate number of Shares available with respect to which Awards may be granted is hereby increased by 300,000 to 1,172,500.